UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20579

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2020
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Littelfuse, Inc. is hereby amending Item 5.02 of its Current Report on Form 8-K, dated January 24, 2020, in its entirety as set forth below to report that on April 23, 2020, the Board of Directors (“Board”) appointed Maria C. Green to the Audit Committee. When Ms. Green was appointed to the Board in February 2020, the Board had not determined on which committee she would serve.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2020, the Board of Directors (the “Board”) of Littelfuse, Inc. (the “Corporation”) increased the number of members of the Board from nine to ten and appointed Ms. Maria C. Green to the Board to fill the resulting vacancy, effective February 1, 2020.

On April 23, 2020, following her re-election to the Board of Directors at the annual meeting of stockholders, the Board appointed Ms. Green to its Audit Committee.

Ms. Green will hold office until her successor is duly elected and qualified or upon her earlier death, resignation or removal. There is no arrangement or understanding between Ms. Green and any other person pursuant to which Ms. Green was appointed as a director. Ms. Green has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. The Board has determined that Ms. Green is an independent director under the listing standards of the Nasdaq Stock Market.

Ms. Green, 67, served as the Senior Vice President and General Counsel of Ingersoll Rand Plc (NYSE:IR), a diversified manufacturing company, from 2015 until her retirement in June 2019. Prior to that, she served in various capacities at Illinois Tool Works (NYSE:ITW), a producer of engineered fasteners and components, equipment and consumable systems and specialty products, from 1997 to 2015, most recently as Senior Vice President, General Counsel and Secretary. Ms. Green has served on the boards of directors of Tennant Company (NYSE:TNC) since March 2019 and Wisconsin Energy Group (NYSE:WEC) since July 2019.

As a non-employee director, Ms. Green will receive compensation in accordance with the Corporation’s non-employee director compensation practices, which are described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.

Date: April 24, 2020	By: /s/ Ryan K. Stafford
Ryan K. Stafford Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.